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                                                                   EXHIBIT 10.33

                      FORM OF PLEDGE AND SECURITY AGREEMENT

            THIS PLEDGE AND SECURITY AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this "AGREEMENT") dated as of June __, 2004, made by [LODGIAN MEZZANINE BORROWING ENTITY], LLC, a Delaware limited liability company (together with its successors and permitted assigns, the "PLEDGOR"), in favor of MERRILL LYNCH MORTGAGE LENDING, INC., a Delaware corporation, as mezzanine lender (together with its successors and assigns, "MEZZANINE LENDER").

                                R E C I T A L S :

            WHEREAS, pursuant to a certain Mezzanine Loan Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the "MEZZANINE LOAN AGREEMENT") between Mezzanine Lender and Pledgor, as mezzanine borrower, Mezzanine Lender has agreed to make a loan (the "MEZZANINE LOAN") to Pledgor in the original principal amount of ______, such Mezzanine Loan being evidenced by a promissory note dated the date hereof (as amended, restated, renewed, modified, supplemented, extended or consolidated from time to time, collectively, the "MEZZANINE NOTE"), made by Pledgor, as maker, in favor of Mezzanine Lender, as payee, in the original principal amount of ______;

            WHEREAS, Pledgor holds beneficial ownership interests in certain corporations (collectively, the "CORPORATIONS"), limited liability companies (collectively, the "LLCS") and/or partnerships (collectively, the "PARTNERSHIPS") as more particularly described on SCHEDULE 1 attached hereto (the Corporations, LLCs and Partnerships are hereinafter collectively referred to as the "PLEDGED SUBSIDIARIES"); and

            WHEREAS, it is a condition precedent to the obligation of Mezzanine Lender to make the Mezzanine Loan to Pledgor that Pledgor shall have executed and delivered this Agreement to Mezzanine Lender.

            NOW, THEREFORE, to induce Mezzanine Lender to make the Mezzanine Loan, Pledgor hereby agrees with Mezzanine Lender as follows:

                                   ARTICLE I

                               CERTAIN DEFINITIONS

            (a) Unless otherwise specified in this Agreement, certain capitalized terms used and not otherwise defined in this Agreement shall have the respective meanings given to such terms in the Mezzanine Loan Agreement. In addition, as used in this Agreement, the following terms have the meanings set forth in or incorporated by reference below:

            "ACCOUNTS" means, as to Pledgor, all "accounts" (as defined in the UCC as in effect in the State of New York) now owned or hereafter acquired by Pledgor relating to the Collateral, including all accounts receivable, contract rights, book debts, notes, drafts and other

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obligations or indebtedness owing to Pledgor relating to the Collateral, whether or not arising from the sale, lease or exchange of goods or other property by Pledgor and/or the performance of services by Pledgor (including any such obligation which might be characterized as an account, contract right or general intangible relating to the Collateral under the UCC as in effect in the State of New York), and all of Pledgor's rights to any goods, services or other property represented by any of the foregoing.

            "BYLAWS" means the bylaws of the Corporations, in the form delivered to Mezzanine Lender on the Closing Date, as may be amended from time to time in accordance with the Mortgage Loan Agreements and the Mezzanine Loan Agreement.

            "CERTIFICATE OF FORMATION" means the certificate of formation of each LLC, as same has been amended through the date hereof and as same may be amended from time to time in accordance with the Mortgage Loan Agreements and the Mezzanine Loan Agreement.

            "CERTIFICATE OF INCORPORATION" means the certificate or articles of incorporation of each Corporation, as same has been amended through the date hereof and as same may be amended from time to time in accordance with the Mortgage Loan Agreements and the Mezzanine Loan Agreement.

            "CERTIFICATE OF LIMITED PARTNERSHIP" means the certificate of limited partnership of each Partnership, as same has been amended through the date hereof and as same may be amended from time to time in accordance with the Mortgage Loan Agreement and the Mezzanine Loan Agreement.

            "COLLATERAL" has the meaning specified in Section 2.01.

            "DOCUMENTS" means all "documents" (as defined in the UCC) or other receipts covering, evidencing or representing any of the Collateral now owned or hereafter acquired by Pledgor.

            "GENERAL INTANGIBLES" means all "general intangibles" (as defined in the UCC) now owned or hereafter acquired by Pledgor relating to the Collateral, including (i) all obligations or indebtedness owing to Pledgor (other than Accounts) with respect to the Collateral from whatever source arising and (ii) all rights or claims in respect of refunds for taxes paid with respect to the Collateral.

            "INSTRUMENTS" means all "instruments," "chattel paper" or "letters of credit" (each as defined in the UCC) evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts, including promissory notes, drafts, bills of exchange and trade acceptances, now owned or hereafter acquired by Pledgor with respect to the Collateral.

            "INVESTMENT PROPERTY" has the meaning assigned to such term in the UCC.

            "LIMITED PARTNERSHIP AGREEMENT" means the agreement of limited partnership of each Partnership, as same has been amended through the date hereof and as same may be

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amended from time to time in accordance with the Mortgage Loan Agreements and the Mezzanine Loan Agreement.

            "LLC INTERESTS" has the meaning specified in Section 2.01(a)(ii).

            "LP INTERESTS" has the meaning specified in Section 2.01(a)(iii).

            "MEZZANINE LOAN DOCUMENTS" means the Mezzanine Note, the Mezzanine Loan Agreement, this Agreement and the other documents and instruments entered into in connection with the Mezzanine Loan.

            "MEZZANINE LOAN OBLIGATIONS" means all obligations of Pledgor, as mezzanine borrower, including the unpaid principal of and interest on the Mezzanine Note and all other obligations and liabilities of Pledgor to Mezzanine Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Mezzanine Loan Agreement, the Mezzanine Note, this Agreement or any other Mezzanine Loan Document, whether on account of principal, interest, prepayment consideration or premium, reimbursement obligations, fees, indemnities, costs, expenses (including all reasonable out-of-pocket fees and disbursements of counsel to Mezzanine Lender) or otherwise.

            "MONIES" means all cash, checks, notes, drafts or similar items of payment.

            "OPERATING AGREEMENT" means the limited liability company operating agreement of each LLC, as same has been amended through the date hereof and as same may be amended from time to time in accordance with the Mortgage Loan Agreements and the Mezzanine Loan Agreement.

            "ORGANIZATIONAL DOCUMENTS" means the Certificate of Formation, the Certificate of Incorporation, the Certificate of Limited Partnership, the Bylaws, the Operating Agreement, the Limited Partnership Agreement, and any other agreements affecting the rights, limitations, preferences or obligations of Pledgor with respect to any of the foregoing or with respect to the Stock Interests, LLC Interests, LP Interests or otherwise, in each case, as the same may be amended or modified from time to time in accordance with this Agreement.

            "PLEDGED INTERESTS" means, collectively, the LLC Interests, the LP Interests and the Stock Interests, together with all economic or voting rights with respect to any of the foregoing.

            "PLEDGED SUBSIDIARIES" has the meaning specified in the recitals to this Agreement.

            "PLEDGOR" has the meaning specified in the first paragraph hereof.

            "PROCEEDS" means all "proceeds" as such term is defined in Section 9-102 of the UCC and shall include, in any event, without limitation, all dividends and other income from the Pledged Interests, collections thereon or distributions with respect thereto.

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            "STOCK INTERESTS" has the meaning specified in Section 2.01(a)(i).

            "UCC" means at any time the Uniform Commercial Code as in effect in the State of New York; provided, however, that if, by reason of mandatory provisions of law, the validity or perfection of Mezzanine Lender's security interest in the Collateral or any part thereof is governed by the Uniform Commercial Code or other similar law as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code or such similar law as in effect in such other jurisdiction for purposes of the provisions hereof relating to such validity or perfection.

            (b) (i) The words "hereby", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement and section, subsection, schedule and exhibit references are to this Agreement unless otherwise specified.

                  (ii) The word "including" when used in this Agreement shall be deemed to be followed by the words "but not limited to".

                                   ARTICLE II

                            COLLATERAL: GENERAL TERMS

            SECTION 2.01. SECURITY INTEREST. As security for the Mezzanine Loan Obligations, Pledgor hereby grants Mezzanine Lender a continuing first-priority security interest in, Lien on and right of set-off against, and hereby assigns to Mezzanine Lender as security, all of Pledgor's right, title and interest, if any, in, to and under the following property and interests in property (save insofar as otherwise expressly excluded by the terms of this Agreement), whether now owned or hereafter acquired or existing and wherever located (collectively, the "COLLATERAL"):

            (a) (i) all of Pledgor's right, title and interest in and to all of the issued and outstanding shares of the Corporations and Pledgor's equity interests in the Corporations, including, for the avoidance of doubt, all voting rights connected therewith or related thereto, and the certificates, if any, representing any of the foregoing (collectively, the "STOCK INTERESTS") together with all instruments of transfer in respect of such interests in the form of EXHIBIT A attached hereto, executed in blank, all cash, securities, dividends, Proceeds and other property whether constituting Investment Property, Accounts, Documents, General Intangibles and/or Instruments or otherwise at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any and all of the Stock Interests;

                  (ii) all of Pledgor's right, title and interest in and to all of the issued and outstanding limited liability company interests of the LLCs and Pledgor's equity interests in the LLCs, including, for the avoidance of doubt, all voting rights connected therewith or related thereto, and the certificates, if any, representing any of the foregoing (collectively, the "LLC INTERESTS") together with all instruments of transfer in respect of such interests, executed in blank, all cash, securities, dividends, Proceeds and other property whether constituting Investment Property, Accounts, Documents, General Intangibles and/or Instruments or otherwise

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at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any and all of the LLC Interests;

                  (iii) all of Pledgor's right, title and interest in and to all of the outstanding limited and general partnership interests of the Partnerships and Pledgor's equity interests in the Partnerships, including, for the avoidance of doubt, all voting rights connected therewith or related thereto, and the certificates, if any, representing any of the foregoing (collectively, the "LP INTERESTS") together with all instruments of transfer in respect of such interests, executed in blank, all cash, securities, dividends, Proceeds and other property whether constituting Investment Property, Accounts, Documents, General Intangibles and/or Instruments or otherwise at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any and all of the LP Interests;

            (b) to the extent not included in clause (a) above, any and all rights and remedies of Pledgor under any of the Organizational Documents of the Corporations, the LLCs or the Limited Partnerships, as applicable, including the right to enforce any and all representations, warranties, covenants, obligations, agreements and indemnities of any party thereto made to or for the benefit of, or that otherwise inure to the benefit of, Pledgor;

            (c) all securities hereafter delivered to Mezzanine Lender in substitution for or in addition to any and all of the Collateral, and all certificates and instruments representing or evidencing such securities and all cash, securities, dividends, Proceeds and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Collateral;

            (d) all additional shares of the Corporations, all additional limited liability company interests of the LLCs and all additional limited and general partnership interests of the Partnerships or other equity interest of any issuer, as applicable, from time to time acquired by Pledgor in any manner, and the certificates (if any) representing such additional shares of the Corporations, additional limited and general liability company interest of the LLCs or additional limited and general partnership interest of the Partnerships or other equity interest, as applicable (all of which shall constitute part of the Pledged Interests), and all options, warrants, dividends, cash instruments and other rights and options from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares of the Corporations, limited liability company interests of the LLCs and/or limited and general partnership interest in the Partnerships or other equity interest, as applicable;

            (e) all books and records (including credit files, computer programs, printouts and other computer materials and records) of Pledgor pertaining to any of the Collateral;

            (f) all of Pledgor's right, title and interest in and to the profits and losses of the Corporations, the LLCs and the Partnerships, and Pledgor's right (i) as a shareholder of the Corporations, (ii) as a limited partner of the Partnerships, and (iii) as a member of the LLCs, in each case, to receive distributions of the assets of the Corporations, the LLCs, and the Partnerships, as the case may be, upon complete or partial liquidation or otherwise;

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            (g) all cash and non-cash Proceeds and products of the Collateral, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed when Collateral or Proceeds are sold, leased, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including return premiums, with respect to any insurance relating thereto;

            (h) all of Pledgor's right, title and interest in and to any loans made by Pledgor to the Corporations, the LLCs or the Partnerships, including the right to receive repayment of such loans; and

            (i) all Accounts, Investment Property relating to the Collateral, Documents, General Intangibles, and Instruments of Pledgor, and all Proceeds of the foregoing.

            SECTION 2.02. DELIVERY OF CERTIFICATES, INSTRUMENTS, ETC. Pledgor shall deliver to Mezzanine Lender concurrently with the execution and delivery of this Agreement all original certificates, instruments and other documents, if any, evidencing or representing the Collateral or any part thereof, together with copies of the respective Organizational Documents in each case accompanied by, if applicable, a duly executed instrument of transfer executed in blank in respect of each of the respective Pledged Interests and shall deliver to Mezzanine Lender such UCC financing statements as Mezzanine Lender shall reasonably require to ensure Mezzanine Lender the benefits of the first priority Lien (as defined below) on and to the Collateral.

            SECTION 2.03. RELEASE OF SECURITY INTEREST. At such time as (a) all Mezzanine Loan Obligations shall have been paid and performed in full and (b) the Mezzanine Loan Agreement, the Mezzanine Note, and other Mezzanine Loan Documents shall have been terminated, Mezzanine Lender shall take all reasonable steps necessary to release the security interest in the Collateral granted hereunder and to promptly return the original stock certificate(s) then being held by Mezzanine Lender, together with any original instruments of transfer and other similar documents then being held by Mezzanine Lender, if any; provided, however, that Mezzanine Lender may retain copies of any of the foregoing documents. When so released, the Collateral shall be free and clear of any Lien created hereunder or under the other Mezzanine Loan Documents in favor of Mezzanine Lender. Upon such termination and at the written request of Pledgor, and at the reasonable cost and expense of Pledgor, Mezzanine Lender shall promptly execute a satisfaction of this Agreement and such instruments, documents or agreements as are reasonably necessary or desirable to terminate, discharge and remove of record any documents constituting public notice of this Agreement and the security interests and assignment granted hereunder and shall deliver or cause to be delivered to Pledgor all property (if any), including Monies, of Pledgor then held by Mezzanine Lender.

            SECTION 2.04. PLEDGOR REMAINS LIABLE. Anything herein to the contrary notwithstanding, (a) Pledgor shall remain liable under the respective Organizational Documents to the extent set forth therein and shall perform all of its respective duties and obligations thereunder to the same extent as if this Agreement had not been executed; (b) the exercise by Mezzanine Lender of any of the rights hereunder shall not release Pledgor from any of its respective duties or obligations under any of the Organizational Documents; and (c) Mezzanine Lender shall not have any obligation or liability under any of the Organizational Documents by

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reason of this Agreement, nor shall Mezzanine Lender be obligated to perform any of the obligations or duties of Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder; provided, however, that, upon foreclosure thereof, Mezzanine Lender and any other transferee of the Collateral shall take the same subject to the Organizational Documents.

                                  ARTICLE III

              REPRESENTATIONS, WARRANTIES AND COVENANTS OF PLEDGOR

            SECTION 3.01. REPRESENTATIONS AND WARRANTIES. Pledgor makes the representations and warranties set forth below to Mezzanine Lender:

            (a) GENERAL REPRESENTATIONS AND WARRANTIES.

                  (i) INCORPORATION OF REPRESENTATIONS. The representations and warranties of Pledgor made in the Mezzanine Loan Agreement are hereby incorporated by reference and shall have the same effect as if fully set forth herein, except that the term "Mezzanine Borrower", as used in such representations and warranties, shall, for the purposes of this Agreement, refer instead to the Pledgor. In addition, the statements set forth in the recitals to this Agreement are true and correct.

                  (ii) NO CONSENTS. Except as required for perfection of the security interest in the Collateral as described in Section 3.01(c), no permits, licenses, franchises, approvals, authorizations, qualifications or consents of, or registrations or filings with, governmental authorities are required in connection with the execution or delivery by Pledgor of, or the performance by Pledgor of its obligations under, this Agreement, except such as have been obtained or made and are in full force and effect;

                  (iii) NO CONFLICT. The execution and delivery of, and the performance by Pledgor of its obligations under this Agreement do not and will not: (A) result in a breach or constitute a violation of, conflict with, or constitute a default under, (1) the Mortgage Loan Agreements, or any other Mortgage Loan Document, or (2) any of the Organizational Documents or the certificate of formation or the operating agreement of Pledgor; (B) violate any law, regulation, order or judgment of any Governmental Authority applicable to Pledgor, the Partnerships, the Corporations or the LLCs; or (C) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation to which Pledgor, any Partnership, Corporation or LLC, is a party or by which Pledgor, any Partnership, Corporation or LLC, or any of its property is bound (except where such breach would not cause a Material Adverse Effect);

                  (iv) NO MATERIAL LITIGATION. Except as set forth on SCHEDULE
4.16 of the Mezzanine Loan Agreement, to Pledgor's Knowledge after due inquiry, there are no judgments outstanding against Pledgor, or affecting any of the Collateral or any property of the Pledgor, nor is there any action, charge, claim, demand, suit, proceeding, petition, governmental investigation or arbitration now pending or to Pledgor's Knowledge, threatened against Pledgor, that could reasonably be expected to result in a Material Adverse Effect. To Pledgor's

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Knowledge after due inquiry, the actions, charges, claims, demand, suits, proceedings, petitions, investigations and arbitrations set forth on SCHEDULE
4.16 of the Mezzanine Loan Agreement are not reasonably expected to result, either individually or in the aggregate, in any Material Adverse Effect.

            (b) TITLE TO COLLATERAL.

                  (i) Pledgor is the sole owner of all of the Collateral, beneficially and of record, free and clear of any Liens other than the Liens created hereunder and under the other Mezzanine Loan Documents. The Collateral is not subject to any option to purchase or similar rights of any kind.

                  (ii) Pledgor has full power and authority to enter this Agreement.

                  (iii) There are no restrictions upon the voting rights connected with or relating to, or upon the transfer of, the Pledged Interests other than as arising pursuant to this Agreement and the other Mezzanine Loan Documents.

                  (iv) Pledgor has the right to vote, pledge and grant a security interest in or otherwise transfer the Pledged Interests free of any Liens other than Liens created under this Agreement and the other Mezzanine Loan Documents.

            (c) PERFECTION.

                  (i) Upon (x) the execution and delivery of this Agreement, (y) the delivery to Mezzanine Lender of the certificates representing the Collateral and the instruments of transfer relating thereto, and (z) the filing of UCC financing statements naming the Pledgor as debtor and Mezzanine Lender as secured party in the office of the Secretary of State of Delaware, or such other jurisdictions as Mezzanine Lender shall reasonably request and require, Mezzanine Lender will have a valid, perfected, continuing, first-priority security interest in or lien on, respectively, the Collateral, perfected by either delivery or filing a financing statement under the UCC, as the case may be.

                  (ii) All instruments of transfer referred to in Sections 2.01
(a) and 2.02 are duly executed and give the Mezzanine Lender the authority they purport to confer.

                  (iii) The grant and perfection of the security interests in the Pledged Interests and other Collateral for the benefit of Mezzanine Lender, in accordance with the terms hereof are not made in violation of the registration requirements of the Securities Act 1933 (the "SECURITIES ACT"), any applicable provisions of other federal securities laws, state securities or "Blue Sky" laws, foreign securities law, or applicable general corporation law or any other applicable law.

            (d) PRINCIPAL PLACE OF BUSINESS. The sole chief executive office and sole principal place of business of Pledgor is located at c/o Lodgian, Inc., 3445 Peachtree Road, Suite 700, Atlanta, Georgia 30326.

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            SECTION 3.02. COVENANTS. Pledgor covenants and agrees with Mezzanine
Lender as set forth below:

            (a) DEFENSE OF TITLE. Pledgor shall defend its title to the Collateral against all claims of all Persons whomsoever, except with respect to
(i) Liens created hereby or under the other Mezzanine Loan Documents or as are expressly permitted by the Mezzanine Loan Documents or (ii) other Liens expressly permitted by Mezzanine Lender.

            (b) ADDITIONAL LIENS. Pledgor shall not (i) permit any Lien except such Liens as are permitted by the Mezzanine Loan Documents to be created or exist with respect to the Collateral, or (ii) agree to amend, modify or supplement any Organizational Document, except as expressly permitted under the Mezzanine Loan Agreement.

            (c) CHANGE IN LOCATION OF PRINCIPAL PLACE OF BUSINESS. Pledgor shall not relocate its chief executive office and/or principal place of business to a new location except in accordance with the Mezzanine Loan Agreement.

            (d) PAYMENT OF TAXES. Pledgor shall pay, and save Mezzanine Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, all stamp, excise, sale or other taxes which may be due and payable or determined to be due and payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement (excluding Mezzanine Lender's income or franchise taxes).

            (e) Pledgor agrees to execute and deliver to each Pledged Subsidiary a control acknowledgment ("CONTROL ACKNOWLEDGMENT") substantially in the form of EXHIBIT B hereto. Pledgor shall cause each such Pledged Subsidiary to acknowledge in writing its receipt and acceptance thereof. Such Control Acknowledgment shall instruct such Pledged Subsidiary to follow instructions from Mezzanine Lender without Pledgor's consultation or consent after the occurrence and during the continuance of an Event of Default.

            SECTION 3.03. PROTECTION OF COLLATERAL. Pledgor will not create, permit or suffer to exist, and will defend the respective Collateral against and take such other action as is necessary to remove, any Lien on such Collateral other than as permitted by the Mezzanine Loan Documents, and if Pledgor fails to do so, Mezzanine Lender may, without waiving or releasing any obligation or liability of Pledgor hereunder or any Event of Default, at any time thereafter (but shall be under no obligation to), make such payment or any part thereof, obtain such discharge or otherwise defend Pledgor's title to the respective Collateral. All sums so paid by Mezzanine Lender and any reasonable expenses incurred by Mezzanine Lender in connection therewith, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, by Pledgor to Mezzanine Lender within five (5) Business Days after written notice therefor is given by Mezzanine Lender to Pledgor, and shall be deemed additional Mezzanine Loan Obligations secured by the Collateral.

            SECTION 3.04. SALE OR PLEDGE OF RELATED COLLATERAL. Pledgor shall not sell, assign, Transfer or otherwise dispose of, or pledge, hypothecate or otherwise encumber, directly or indirectly, whether by operation of law or otherwise (except to the extent expressly permitted

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by this Agreement or the other Mezzanine Loan Documents), any of the Collateral or any interest therein.

            SECTION 3.05. FURTHER ASSURANCE, PRESERVATION AND PERFECTION OF SECURITY INTEREST. (a) At its own expense, Pledgor shall do all such acts, and shall execute and deliver to Mezzanine Lender all such certificates, instruments and other documents and shall do and perform or cause to be done all matters and such other things necessary or advisable to be done as Mezzanine Lender may reasonably request from time to time in order to give full effect to this Agreement, and for the purpose of effectively perfecting, maintaining and preserving Mezzanine Lender's security interest and the benefits intended to be granted to Mezzanine Lender hereunder. To the extent permitted by applicable law, Pledgor hereby authorizes Mezzanine Lender, so long as any of the Mezzanine Loan Obligations remain outstanding, to execute and file, in the name of Pledgor or otherwise, UCC financing statements, including continuation statements, which Mezzanine Lender in its reasonable discretion may deem necessary or appropriate for the purpose specified above.

            (b) If Pledgor fails to perform any act required by this Agreement, Mezzanine Lender may, but shall not be obligated to, perform or cause the performance of such act, and the reasonable expenses of Mezzanine Lender incurred in connection therewith shall be governed by Section 5.07 hereof.

            SECTION 3.06. RIGHTS OF PLEDGOR. Unless an Event of Default shall have occurred and be continuing, notwithstanding any other provision of this Agreement to the contrary, Pledgor shall be entitled to (a) exercise any and all voting and other consensual rights pertaining to the related Pledged Interests or any part thereof for any purpose not inconsistent with the terms of this Agreement or the other Mezzanine Loan Documents, (b) receive and use, free and clear of any Lien created hereby or any security interest granted by Pledgor to Mezzanine Lender hereunder, for any purpose, any distributions actually made, and any allocations actually made, with respect to the Pledged Interests (whether as a distribution of net cash flow or otherwise), (c) retain its books and records pertaining to the respective Collateral and (d) all rights and benefits of a member, partner or shareholder, as applicable, in the related Pledged Subsidiary, subject to the limitations set forth in this Agreement.

            SECTION 3.07. PRESERVATION OF RELATED COLLATERAL. Pledgor will not allow any Event of Default for which it is responsible to occur under and in respect of the Collateral, and shall fully perform or cause to be performed when due all of its respective obligations under and in respect of the Collateral.

            SECTION 3.08. PAPERS, RECORDS AND FILES.

            (a) Maintenance. Pledgor shall acquire and shall assemble, maintain and have available a complete file relating to the Pledged Interests, including all material statements and other information delivered to Pledgor pursuant to the Organizational Documents. Pledgor shall maintain all such papers, records and files not in the possession of Mezzanine Lender in good and complete condition and shall preserve them against loss.

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            (b) Pledgor to Hold Records for Mezzanine Lender. For so long as
Mezzanine Lender has a security interest in any Collateral, Pledgor will hold or cause to be held any paper, record or file related to such Collateral for Mezzanine Lender.

            (c) Mezzanine Lender's Rights of Inspection. Upon reasonable advance notice from Mezzanine Lender, and during regular business hours, Pledgor shall make any or all such papers, records or files available to Mezzanine Lender in order that Mezzanine Lender may examine any such papers, records and files, either by its employees or by agents or contractors, or both, and make copies of all or any portion thereof.

            The representations and warranties set forth in this Article III shall survive the execution and delivery of this Agreement, but, subject to
Section 6.12 of this Agreement, shall terminate upon payment in full of the Mezzanine Loan Obligations.

                                   ARTICLE IV

                            NEGATIVE PLEDGE AGREEMENT

            SECTION 4.01. NEGATIVE COVENANTS. Pledgor covenants and agrees that until such time as (a) all Mezzanine Loan Obligations shall have been paid and performed in full or (b) the Mezzanine Loan Agreement and other Mezzanine Loan Documents shall have been terminated, Pledgor will not, without the prior written consent of Mezzanine Lender or except as expressly set forth in the Mezzanine Loan Agreement:

                  (i) sell, assign, pledge, grant any Lien on, other than Liens expressly permitted under the Mezzanine Loan Documents, Transfer, dispose of or otherwise encumber the Collateral or any part thereof, including entering into any lock-up or any other arrangement with respect to the Collateral; or

                  (ii) vote to enable, or take any other action to permit, or fail to take any available action to prevent the Corporations, the LLCs, or the Partnerships to issue any shares of the Corporations, limited liability company membership interests of the LLCs, or limited or general partnership interests of the Partnerships, as applicable, or to issue any other securities convertible into or granting the right to purchase or exchange for any shares of the Corporations, limited liability company membership interests of the LLCs, or limited or general partnership interests of the Partnerships, as applicable.

                                   ARTICLE V

                      MEZZANINE LENDER RIGHTS AND REMEDIES

            SECTION 5.01. REMEDIES. (a) Should any Event of Default occur and be continuing, Mezzanine Lender is hereby authorized and empowered, at its election, to do any of the following without liability (except to the extent liability results from the gross negligence or willful misconduct of Mezzanine Lender) except to account for money and other property actually received by it, but Mezzanine Lender shall have no duty to exercise any such right, privilege or options and shall not be responsible for any failure to so or delay in so doing:

                  (i) to transfer and register in its or its nominee's name the whole or any part of the Collateral, including by means of the completion of the instruments of transfer referred to in Sections 2.01, 2.02 or 3.02(e);

                  (ii) to exercise all voting rights with respect to the Collateral;

                  (iii) to demand, sue for, collect, receive and give acquittance for any and all cash distributions (including distributions to which Pledgor would otherwise be entitled pursuant to Section 3.06 of this Agreement) or monies due or to become due upon or by virtue thereof, and to settle, prosecute or defend any action or proceeding with respect thereto;

                  (iv) to sell in one or more sales (public or private) the whole or any part of the Collateral or otherwise to transfer or assign the same, in each case, however, to the extent permitted and in the manner provided in the UCC;

                  (v) to receive and retain all distributions on the Collateral;

                  (vi) to otherwise enforce and act with respect to the Collateral or the Proceeds as though Mezzanine Lender were the outright owner thereof;

                  (vii) to exercise all other rights and remedies available under law or in equity; and

                  (viii) upon the exercise by Mezzanine Lender of any right, privilege or option pertaining to the Pledged Interests, and in connection therewith, the right to deposit and deliver any and all of the Pledged Interests with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine. Mezzanine Lender is hereby granted a power of attorney to effect the aforesaid registration in the name of the Mezzanine Lender or its nominee of the Pledged Interests.

            (b) In the event of any disposition of the Collateral as provided in
Section 5.01(a)(iv), Mezzanine Lender shall give to Pledgor at least ten (10) Business Days prior written notice of the time and place of any public sale of the Collateral or of the time after which any private sale (to the extent permitted by applicable law) or any other intended disposition is to be made, unless a longer period is required by applicable law. Pledgor hereby acknowledges that ten (10) Business Days prior written notice of such sale or sales shall be reasonable notice. Except as otherwise expressly provided in the Mezzanine Loan Documents or the UCC, Mezzanine Lender may enforce its rights hereunder without any other notice and without compliance with any other condition precedent now or hereunder imposed by statute, rule of law or otherwise (all of which are hereby expressly waived by Pledgor, to the fullest extent permitted by law). Mezzanine Lender may buy any part or all of the Collateral at any public sale conducted in accordance with the UCC and as set forth herein.

            (c) Pledgor recognizes that Mezzanine Lender may be unable to effect a public sale of the Collateral, or any part thereof by reason of certain prohibitions contained in the Securities Act, and other applicable laws, but may be compelled to resort to one or more private sales thereof (to the extent permitted by applicable law) to a restricted group of purchasers and may otherwise be required to impose additional limitations on sales as a result thereof. Pledgor agrees that any such private sales may be at prices and other terms less favorable to the seller than if sold at public sales and that such private sales shall not by reason thereof be deemed not to have been made in a commercially reasonable manner. Pledgor agrees to use its best efforts to cause the respective Corporations, the LLCs and the Partnerships to execute and deliver all such instruments and documents and to do or cause to be done all such other acts and things as may be necessary or, in the reasonable opinion of Mezzanine Lender, advisable (i) to cause the Collateral, or any part thereof, to be exempt from registration under the provisions of the Securities Act, (ii) to amend such instruments and documents which, in the opinion of Mezzanine Lender, are necessary or advisable to meet the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto, and (iii) to make any sales of any portion or all of the Collateral pursuant to this Section 5.01 valid and binding and in compliance with any and all applicable laws, provided that nothing herein shall require or imply that the Pledged Interests are to be registered under the Securities Act or other similar laws. Pledgor further agrees to use its best efforts to cause the Corporations to comply with the provisions of the state securities or "Blue Sky" laws of any jurisdiction which the Mezzanine Lender shall designate, to the extent that any such laws apply under circumstances under which the Collateral is exempt from registration under the provisions of the Securities Act.

            SECTION 5.02. LIMITATION ON DUTIES REGARDING COLLATERAL. Mezzanine Lender's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, if any, under Section 9-207 of the Code or otherwise, shall be to deal with it in a commercially reasonable manner as Mezzanine Lender deals with similar shares of a company, limited liability company membership interests and partnership interests, certificates, securities and other similar property for its own account. Neither Mezzanine Lender nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of Pledgor or otherwise except to the extent that liability results from the gross negligence or willful misconduct of Mezzanine Lender.

            SECTION 5.03. PREJUDGMENT REMEDY PROVISION. After the occurrence and during the continuance of an Event of Default, in the event of any legal action between Pledgor and Mezzanine Lender hereunder, Pledgor expressly waives, to the extent permitted by law, any and all rights Pledgor may have under the law as now constituted or hereafter amended that may constitute a limitation on prejudgment remedies, and Mezzanine Lender may invoke any prejudgment remedy available to it, including garnishment, attachment, foreign attachments and replevin, with respect to the Collateral, to enforce the provisions of this Agreement.

            SECTION 5.04. APPLICATION OF PROCEEDS. Except as otherwise provided herein or in the other Mezzanine Loan Documents, Mezzanine Lender shall apply any Proceeds from time to time held by it and the net proceeds of any collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable out-of-pocket costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of Mezzanine Lender hereunder, including reasonable attorney's fees and disbursements, to the payment in whole or in part of the Mezzanine Loan Obligations, in such order as Mezzanine Lender may elect, and only after such application and after the payment by Mezzanine Lender of any other amount required by any provision of law, including Section 9-615 of the UCC, need Mezzanine Lender account for the surplus, if any, to Pledgor.

            SECTION 5.05. NON-RECOURSE. Except as otherwise provided in this Agreement or in any other of the Mezzanine Loan Documents, no recourse shall be had against Pledgor or any incorporator, affiliate, shareholder, stockholder, member, officer, employee or director of Pledgor by the enforcement of any assessment or by any legal or equitable proceeding, in respect of any of the Mezzanine Loan Obligations, it being expressly agreed and understood that the Mezzanine Loan Obligations, will be satisfied solely out of the Collateral and any other property in which Pledgor has any right, title or interest and in respect of which Pledgor grants a security interest for the satisfaction of the Mezzanine Loan Obligations under any Mezzanine Loan Document.

            SECTION 5.06. APPOINTMENT OF MEZZANINE LENDER AS PLEDGOR'S LAWFUL ATTORNEY. Pledgor irrevocably designates, makes, constitutes and appoints Mezzanine Lender (and all Persons designated by Mezzanine Lender) as its true and lawful proxy and attorney-in-fact (coupled with an interest) upon the occurrence and continuance of an Event of Default to take the following actions:

            (a) TO ENDORSE PLEDGOR'S NAME. At such time or times hereafter as Mezzanine Lender or its agent in its sole discretion may determine, in Pledgor's or Mezzanine Lender's name, to endorse Pledgor's name on any checks, notes, drafts, instruments, documents or any other payment relating to the Collateral and/or Proceeds which come into the possession of Mezzanine Lender or come under Mezzanine Lender's control;

            (b) TO SIGN PLEDGOR'S NAME TO PERFECTION DOCUMENTS. To the extent permitted by law, to sign Pledgor's name on any documents necessary or desirable for the purpose of maintaining or achieving the perfection of a security interest in the Collateral; and

            (c) TO SIGN PLEDGOR'S NAME ON OTHER DOCUMENTS. To the extent permitted by law, to sign Pledgor's name to any document necessary or appropriate in order to permit Mezzanine Lender to fully exercise its rights under Section 5.01.

            SECTION 5.07. REIMBURSEMENT. All reasonable sums expended by Mezzanine Lender in connection with the exercise of any right or remedy provided for herein shall be and shall remain the obligation of Pledgor. At the option of Mezzanine Lender, all such reasonable sums may be paid from the Collateral or may be advanced by Mezzanine Lender, in which event they shall be deemed to have been advanced to Pledgor and shall be reimbursed by Pledgor to Mezzanine Lender within five (5) Business Days after Mezzanine Lender's written notice to Pledgor therefor. Such sums shall constitute part of the Mezzanine Loan Obligations.

            SECTION 5.08. EXONERATION OF MEZZANINE LENDER; CERTAIN
REIMBURSEMENTS.

            (a) MEZZANINE LENDER'S POWERS FOR MEZZANINE LENDER'S SOLE BENEFIT. The powers conferred on Mezzanine Lender hereunder are solely for Mezzanine Lender's benefit, and do not impose any duty on Mezzanine Lender to exercise any such powers. Pledgor waives, to the fullest extent permitted by law, all rights whatsoever against Mezzanine Lender for any loss, expense, liability or damage suffered by Pledgor as a result of actions taken pursuant to this Agreement, including those arising under any "mortgagee in possession" doctrine or the like, except to the extent such losses, expenses, liabilities or damages result from the gross negligence or willful misconduct of Mezzanine Lender, or to the extent otherwise expressly provided herein.

            (b) PLEDGOR TO REIMBURSE MEZZANINE LENDER FOR COLLATERAL-PRESERVATION FEES AND TAXES. Without limiting the application of
Section 5.08(a), Pledgor shall pay or reimburse Mezzanine Lender for all (i) reasonable out-of-pocket fees and (ii) all taxes (but excluding any income or other similar tax imposed on Mezzanine Lender) in connection with preserving the Collateral and Mezzanine Lender's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral, except to the extent such fees and taxes result from the fraud, gross negligence or willful misconduct of Mezzanine Lender. Such fees and taxes will constitute part of the Mezzanine Loan Obligations.

            SECTION 5.09. WAIVER OF REDEMPTION AND DEFICIENCY RIGHTS. Pledgor hereby waives, to the fullest extent permitted by law, every statute of limitation, any right of redemption, any moratorium or redemption period, and any right which Pledgor may have to direct the order in which any of the Collateral shall be disposed of in the event of any disposition thereof pursuant hereto, except as otherwise expressly provided herein or in the other Mezzanine Loan Documents.

                                   ARTICLE VI

                                  MISCELLANEOUS

            SECTION 6.01. SECURITY AGREEMENT. This Agreement is intended to be a security agreement pursuant to the Code for any and all of the Collateral purported to be covered by this Agreement, and, prior to the occurrence of and continuation of an Event of Default hereunder, any assignment of the Collateral by the Pledgor pursuant to this Agreement is an assignment for security purposes only.

            SECTION 6.02. REMEDIES CUMULATIVE. The rights, remedies and benefits of Mezzanine Lender herein expressly specified are cumulative and not exclusive of any other rights, remedies or benefits which Mezzanine Lender may have under this Agreement or any other Mezzanine Loan Document, at law, in equity, by statute or otherwise. Without limiting the generality of the foregoing, Mezzanine Lender shall have all rights and remedies of a secured party under
Article 9 of the UCC in each applicable jurisdiction with respect to the Collateral.

            SECTION 6.03. SECURITY INTEREST ABSOLUTE. All rights of Mezzanine Lender hereunder, the grant of a security interest in the Collateral and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Organizational Documents or the Mezzanine Loan Documents, (b) any change in time, manner or place of payment of, or in any other term of, all or any of the Mezzanine Loan Obligations, or any release, amendment or waiver of or any consent to any departure from the Mezzanine Loan Agreement or any other of the Mezzanine Loan Documents, (c) any exchange, release or nonperfection of any other collateral, or any release, amendment or waiver of or consent to or departure from any guarantee, for all or any of the Mezzanine Loan Obligations, or (d) any other similar circumstance which might otherwise constitute a defense available to, or a discharge of, Pledgor in respect of the Mezzanine Loan Obligations or in respect of this Agreement.

            SECTION 6.04. NO DELAY; WAIVERS. No delay on the part of Mezzanine Lender in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any power or right hereunder preclude other or further exercise thereof or the exercise of any other power or right. Mezzanine Lender shall not be deemed to have waived any rights hereunder unless such waiver shall be in writing and signed by Mezzanine Lender.

            SECTION 6.05. FURTHER ASSURANCES. Each party to this Agreement shall execute such assignments, endorsements and other instruments and documents and shall give such further assurances as shall be necessary to perform its obligations hereunder.

            SECTION 6.06. WAIVERS AND AMENDMENTS. This Agreement may be amended, superseded or canceled; and the terms hereof may be waived, only by a written instrument signed by authorized representatives of the parties hereto or, in the case of a waiver, by an authorized representative of the party waiving compliance. No such written instrument shall be effective unless it recites that it is intended to amend, supersede or cancel this Agreement or to waive compliance with one or more of the terms hereof, as the case may be.

            SECTION 6.07. NOTICES. All notices, consents, approvals and requests required or permitted hereunder shall be given in writing and shall be delivered in accordance with Section 14.5 of the Mezzanine Loan Agreement, except the term "Mezzanine Borrower" shall instead be read to refer to Pledgor.

            SECTION 6.08. GOVERNING LAW. This Agreement and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and intended to be performed in such State, without giving effect to principles of conflicts of laws, and any applicable law of the United States of America. To the fullest extent permitted by law, Pledgor and Mezzanine Lender hereby unconditionally and irrevocably waive any claim to assert that the law of any other jurisdiction governs this Agreement and this Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflicts of laws. Each party agrees that any legal suit, action or proceeding against Pledgor and Mezzanine Lender arising out of or relating to this agreement shall be instituted in any federal or state court in New York, and Pledgor and Mezzanine Lender each waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding, and Pledgor and Mezzanine Lender each hereby irrevocably submits to the jurisdiction of any such court in any suit, action or proceeding. Pledgor does hereby designate and appoint National Corporate Research, Ltd., having an address at 615 South Dupont Highway, Dover, Delaware 19901, as its authorized agent to accept and acknowledge on its behalf service of any and all process which may be served in any such suit, action or proceeding in any federal or state court and agrees that service of process upon said agent at said address (or at such other office as may be designated by Pledgor from time to time in accordance with the terms hereof) with copies to Morris, Manning & Martin, LLP, 3343 Peachtree Road, NE, Atlanta, GA 30326, Attn: Tom Gryboski,

Esq., Fax: (404) 365-9532, and written notice of said service of Pledgor mailed or delivered to the undersigned in the manner provided herein shall be deemed in every respect effective service of process upon Pledgor, in any such suit, action or proceeding.

            SECTION 6.09. WAIVER OF JURY TRIAL. PLEDGOR AND MEZZANINE LENDER TO THE FULLEST EXTENT THAT THEY MAY LAWFULLY DO SO, HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING INCLUDING WITHOUT LIMITATION, ANY TORT ACTION BROUGHT BY ANY PARTY HERETO WITH RESPECT TO THIS AGREEMENT.

            SECTION 6.10. BINDING AGREEMENT; ASSIGNMENTS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Pledgor shall not assign this Agreement or any interest herein or in the Collateral, or any part thereof, or any cash or property held by Mezzanine Lender as Collateral under this Agreement, except (a) with the prior written consent of Mezzanine Lender, if applicable, or (b) as expressly permitted under the Mezzanine Loan Agreement. Any purported assignment in violation of this Section shall be null and void.

            SECTION 6.11. ADDITIONAL COVENANTS OF PLEDGOR. Pledgor covenants and agrees with Mezzanine Lender that, from and after the date of this Agreement until the Mezzanine Loan Obligations are paid and performed in full, Pledgor shall use its best efforts in accordance with the respective Organizational Documents to cause the Corporations, the LLCs and the Partnerships (in such entities' individual capacity or in their capacity as the managing member of any LLC or general partner of any Partnership, as applicable) to take the actions and achieve the objectives listed in this Agreement (and Pledgor agrees that Pledgor will not take any action, or refuse to grant any consents, which would interfere with or impede the ability of the Corporations, the LLCs or the Partnerships to take such actions or achieve such objectives).

            (a) CORPORATIONS, PARTNERSHIPS AND LLCS AS SPECIAL PURPOSE BANKRUPTCY REMOTE ENTITY. Each of Pledgor, the Corporations, the Partnerships and the LLCs shall do all things necessary as required under the Mezzanine Loan Agreement (including Sections 9.1 and 9.2 thereof) to preserve the existence of each of the foregoing entities as a Special Purpose Bankruptcy Remote Entity.

            (b) Inspection of Property; Books and Records; Discussion; Consents.

                  (i) Each of Pledgor, the Corporations, the Partnerships and the LLCs shall, and each of the foregoing shall, insofar as it is able, cause each other to, keep and maintain on a fiscal year basis proper books and records in accordance with the requirements set forth in the Mezzanine Loan Agreement. Mezzanine Lender and its authorized representatives shall have the right during normal business hours and upon reasonable notice to examine the foregoing books and records and to make such copies or extracts thereof as Mezzanine Lender may require.

                  (ii) Each of Pledgor, the Corporations, the Partnerships and the LLCs shall permit Mezzanine Lender and any Person authorized by it, at all reasonable times and upon reasonable notice to enter and examine the respective Property and inspect all work done, labor performed and materials furnished in and about the respective Property. Mezzanine Lender shall have no duty to make any such inspection and shall have no liability or obligation for making (except for its willful misconduct) or not making any such inspection.

                  (iii) Each of Pledgor, the Corporations, the Partnerships and the LLCs shall, promptly after written request by Mezzanine Lender, furnish or cause to be furnished to Mezzanine Lender, in such manner and in such detail as may be requested by Mezzanine Lender, such additional information as may be reasonably requested by Mezzanine Lender with respect to each of Pledgor, the Corporations, the LLCs and the Partnerships and their respective Property.

            (c) NOTICES. Each of Pledgor, the Corporations, the Partnerships and the LLCs shall, as appropriate, promptly give, or, insofar as it is able, cause each other to give, Mezzanine Lender written notice of:

                  (i) the occurrence of any Event of Default;

                  (ii) any (x) default or event of default under any contractual obligation of the Partnerships, the LLCs or the Corporations that could be reasonably expected to result in a Material Adverse Effect, or (y) litigation, investigation or proceeding which may exist at any time between the Partnerships, the LLCs or the Corporations and any Governmental Authority or any other Person, which, if not cured or if adversely determined, as the case may be, could reasonably be expected to result in a Material Adverse Effect; and

                  (iii) of a change in the business, operations, property or financial or other condition or prospects of Pledgor, the Corporations, the LLCs or the Partnerships which could result in a Material Adverse Effect.

Each notice pursuant to this subsection shall be accompanied by a statement of an Authorized Officer setting forth details of the occurrence referred to therein and stating what action the applicable Person proposes to take, if any, with respect thereto.

            (d) COMPLIANCE WITH MORTGAGE LOAN DOCUMENTS. Each of Pledgor, the Corporations, the LLCs and the Partnerships shall take all actions as are required by or to comply with the terms of the Mortgage Loan Documents, and shall not take, or cause to be taken, any actions that violate or will violate any such documents.

            (e) DISTRIBUTIONS. Each of Pledgor, the Corporations, the LLCs and the Partnerships shall, insofar as it is able and to the extent that such amounts are not otherwise being deposited in the lock box required to be maintained under the Mezzanine Loan Agreement, distribute all amounts which are necessary to enable Pledgor to pay all amounts owed and perform all obligations under the Mezzanine Loan Documents as and when due and payable (including reserves), but no less frequently than monthly.

            (f) APPLICATION OF DISBURSEMENTS. No amounts received by or disbursed to Pledgor, the LLCs, the Partnerships or the Corporations shall in any manner violate the requirements of the Mortgage Loan Agreements or the Mezzanine Loan Agreement.

            (g) CURING. Mezzanine Lender shall have the right, but shall not have the obligation, to cure an Event of Default (as defined in the Mortgage Loan Agreements) by any Corporation, LLC or Partnership under the Mortgage Loan Agreement.

            (h) FURTHER ASSURANCES. Each of Pledgor, the Corporations, the Partnerships and the LLCs shall, insofar as it is able at any time and from time to time, and at no cost or expense to Mezzanine Lender, promptly and duly execute and deliver such further instruments and documents and take such further actions as Mezzanine Lender may reasonably request to carry out and obtain and preserve the full benefits of this Agreement and the other Mezzanine Loan Documents and of the rights and powers granted herein and therein.

            (i) ADDITIONAL COVENANTS OF PLEDGOR RELATING TO NEGATIVE COVENANTS OF MORTGAGE LOAN BORROWERS. From and after the date of this Agreement and until the Mezzanine Loan Obligations are paid and performed in full (exclusive of any indemnification or other obligations which are expressly stated in any of the Mezzanine Loan Documents to survive satisfaction of the Mezzanine Note), Pledgor shall cause the Corporations, the Partnerships and the LLCs (in each such entity's individual capacity and its capacity as the managing member of any LLC and as general partner of any Partnership, as applicable) to take (or not take, as the case may be) the actions or achieve the objectives listed in this Subsection (i):

                  (i) SPECIAL PURPOSE EXISTENCE AND SEPARATENESS OF MEZZANINE LOAN PARTIES AND SUBSIDIARY ENTITIES. To ensure that Pledgor, the Corporations, the Partnerships and the LLCs shall comply with the covenants set forth in the Mezzanine Loan Agreement.

                  (ii) LIENS. To ensure that none of Pledgor, the Corporations, the Partnerships or the LLCs, shall take any action that would impair the Lien (or its priority) created under this Agreement or any of the other Mezzanine Loan Documents.

                  (iii) OTHER LIMITATIONS. To ensure that none of the Corporations, the LLCs, Pledgor or the Partnerships shall Transfer the Property or any portion thereof, except as expressly permitted under the Mezzanine Loan Documents.

            SECTION 6.12. RESTORATION OR SET ASIDE. If, for any reason, any portion of Pledgor's payments to Mezzanine Lender pursuant to the Mezzanine Loan Obligations is set aside or restored, whether voluntarily or involuntarily, after the making thereof, then the obligation intended to be satisfied thereby shall be revived and shall continue in full force and effect as if said payment or payments had not been made (and Pledgor's obligations and liabilities to Mezzanine Lender under this Agreement shall be reinstated to such extent and this Agreement and any Collateral for this Agreement shall remain in full force and effect (or shall be reinstated) to such extent), and the full amount Mezzanine Lender is required to repay, plus any and all reasonable costs and expenses (including (i) reasonable attorneys' fees and expenses and (ii) reasonable attorneys' fees and expenses incurred pursuant to the United States Bankruptcy Code) paid by Mezzanine Lender in connection therewith, shall constitute additional Mezzanine Loan Obligations.

            SECTION 6.13. SEVERABILITY. If any provision of this Agreement shall be invalid, illegal or unenforceable, then, to the extent permitted by law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            SECTION 6.14. SECTION HEADINGS. Section headings used herein are for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

            SECTION 6.15. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

            SECTION 6.16. NO THIRD PARTY BENEFICIARIES. This Agreement is entered into for the benefit of the parties hereto, and no third parties shall have any direct rights hereunder.

            SECTION 6.17. ENTIRE AGREEMENT. This Agreement, taken together with the other Mezzanine Loan Documents, supersedes all prior written agreements and understandings between the parties hereto with respect to the subject matter hereof, whether express or implied, written or oral.

            SECTION 6.18. ADDITIONAL CONSENTS. By executing the Control Acknowledgement, each of Pledgor, the Corporations the LLCs and the Partnerships shall, (i) consent to (A) the pledge by Pledgor to Mezzanine Lender of the Pledged Interests, (B) (i) the transfer of the Pledged Interests and (ii) the right to exercise all voting and management rights appurtenant or relating to that Pledged Interest in each case, by or in lieu of, foreclosure of the pledge (it being agreed that Mezzanine Lender may, in its sole discretion foreclose solely on the voting or management rights) and (C) upon the aforesaid transfer of the Pledged Interests, the change in control of the Corporations, the LLCs and the Partnerships and (ii) acknowledges and agrees that the foreclosure of the Pledged Interests by Mezzanine Lender or other transfer of the Pledged Interests in lieu of foreclosure, shall not constitute an unpermitted transfer under any of the Organizational Documents.

                            [SIGNATURE PAGES FOLLOW]

            IN WITNESS WHEREOF, the parties hereto have caused this Pledge and Security Agreement to be duly executed as of the date first above written.

                                       PLEDGOR:

                                       [LODGIAN MEZZANINE BORROWING ENTITY, LLC, a Delaware limited liability company

                                       By:______________________________

                                       Name:  Daniel E. Ellis
                                       Title: Vice President and Secretary

                           [SIGNATURE PAGES CONTINUE]

                                       MEZZANINE LENDER:

                                       MERRILL LYNCH MORTGAGE LENDING,
                                       INC., a Delaware corporation

                                       By:________________________________
                                          Name:
                                          Title:

                           [SIGNATURE PAGES CONTINUE]

                                    EXHIBIT A

                                   STOCK POWER

            FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer to _______________________ ____ shares of Common Stock of ____________, a __________ corporation, represented by Certificate No. __ (the "STOCK"), standing in the name of the undersigned on the books of said corporation and does hereby irrevocably constitute and appoint ___________________________________ as the undersigned's true and lawful attorney, for it and in its name and stead, to sell, assign and transfer all or any of the Stock, and for that purpose to make and execute all necessary acts of assignment and transfer thereof; and to substitute one or more persons with like full power, hereby ratifying and confirming all that said attorney or substitute or substitutes shall lawfully do by virtue hereof.

Dated:_______________

                                             By:_____________________________
                                                Name:
                                                Title:

                                    EXHIBIT B

                             CONTROL ACKNOWLEDGMENT

"PLEDGED SUBSIDIARY":                              INTEREST OWNER:

[Name of Pledged Subsidiary]                       ________________________

      Reference is hereby made to that certain Pledge and Security Agreement, dated as of June __, 2004 (the "PLEDGE AGREEMENT"), between [LODGIAN MEZZANINE BORROWING ENTITY, LLC], a Delaware limited liability company ("PLEDGOR"), a direct or indirect (through one or more wholly owned subsidiaries) [member][partner] [shareholder] of Pledged Subsidiary, and Merrill Lynch Mortgage Lending, Inc., a Delaware corporation ("LENDER"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Pledge and Security Agreement.

      Pledged Subsidiary is hereby instructed by Pledgor that all of Pledgor's right, title and interest in and to all of Pledgor's rights in connection with any interests in Pledged Subsidiary now and hereafter owned by Pledgor (directly, or indirectly through one or more wholly owned subsidiaries) are subject to a pledge and security interest in favor of Lender. Pledgor hereby instructs the Pledged Subsidiary to act upon any instruction delivered to it by the Lender with respect to the Collateral without seeking further instruction from Pledgor, and, by its execution hereof, the Pledged Subsidiary agrees to do so.

      Pledged Subsidiary, by its written acknowledgement and acceptance hereof, hereby acknowledges receipt of a copy of the aforementioned Pledge and Security Agreement and agrees promptly to note on its books the security interest granted under such Pledge and Security Agreement. Each Pledged Subsidiary also waives any rights or requirements at any time hereafter to receive a copy of such Pledge and Security Agreement in connection with the registration of any Collateral in the name of the Lender or its nominee or the exercise of voting rights by the Lender or its nominee.

              [The remainder of this page is intentionally blank.]

      IN WITNESS WHEREOF, Pledgor has caused this Control Acknowledgment to be duly signed and delivered by its officer duly authorized as of this ____ day of June, 2004.

                                                   By:__________________________
                                                      Name:
                                                      Title:

Acknowledged and accepted this
____ day of June, 2004.

[PLEDGED SUBSIDIARY]

By: ______________________
    Name:
    Title:

                                   SCHEDULE 1

                              PLEDGED SUBSIDIARIES

                Stock Certificates Pledged By Mezzanine Borrower

                                    Percentage of
                  Shares             Outstanding
                  Subject           Common Stock
  Pledged           to               Subject to        Certificate
Subsidiary        Pledge               Pledge            Number
----------        -------           -------------      -----------

                                  Schedule 1-1

               Membership Interests Pledged by Mezzanine Borrower

                     Percentage of Total Membership
                        Interest owned by Pledgor         Certificate
Pledged Subsidiary         and being Pledged                Number
------------------   ------------------------------       -----------

               Partnership Interests Pledged by Mezzanine Borrower

                     Percentage of Total Partnership
                        Interest owned by Pledgor         Certificate
Pledged Subsidiary        and being Pledged                 Number
------------------   -------------------------------      -----------